UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     March 16, 2006

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                        0-24393                 13-3945947
   (State or other jurisdiction    (Commission             (IRS Employer
   of incorporation)               File Number)            Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                    6021
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number, Including the area code:    (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
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Item 8.01 Other Events

Aurora Gold is pleased to announce significant rock chip results from initial sampling at the Sao Joao property in the Tapajos Gold Province, Para state, Brazil. High-grade rock chip results confirm the potential for a large gold and poly metallic resource at the Sao Joao property.

Significant rock chip results from the Sao Joao Property include:

58.6 g/t Gold  with  37 g/t Silver
40.5 g/t Gold  with  31 g/t Silver
42.4 g/t Gold  with  28 g/t Silver
40.3 g/t Gold  with  33 g/t Silver
30.3 g/t Gold  with  75 g/t Silver
26.8 g/t Gold  with  12 g/t Silver
24.5 g/t Gold  with   9 g/t Silver
15.2 g/t Gold  with  11 g/t Silver
6.93 g/t Gold  with  12 g/t Silver

Several samples are also anomalous for other metals such as Copper, Zinc, Lead and Molybdenum suggesting the area is potentially a large mineralised system.

The Sao Joao property area is located approximately 20km west of the company's highly prospective Sao Domingos property and approximately 40 km north of the Santa Isabel property. The prime targets for the S o Joao property are located around on the intersection of regional NW and NNW faults within the Parauari Intrusive Suite and this area has been the focus of large-scale alluvial workings. The Parauari Intrusive Suite has proven to host the vast majority of gold deposits elsewhere within the Tapajos Gold Province.

Aurora Gold conducted a rock chip program over an area currently being excavated for gold in quartz systems via shallow underground workings. The sample results, listed above, demonstrate that the quartz vein systems are highly mineralised and considered continuous for at least 200m. Aurora Gold is confident that the quartz vein systems are much more extensive and is currently planning to increase the sample density of rock and soil sampling over, and adjacent to, the current workings to locate further mineralised vein systems, and to drill test their depth extensions in the near future.

Concurrently, Aurora Gold is planning a property scale soil sampling program and airborne geophysics over the property area, as part of the Company's over all exploration strategy of it's properties in the Southern Tapajos Gold Province.


Item 9.01     Financial Statements and Exhibits

(d)       Exhibits:

99.1 Aurora Gold Corporation news release issued March 16, 2006 and disseminated through the facilities of recognized newswire services.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AURORA GOLD CORPORATION


Date: March 16, 2006                  by: /s/ A. Cameron Richardson
      --------------                      -------------------------
                                              A. Cameron Richardson
                                              CFO and Director


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